THE GABELLI UTILITIES FUND

Supplement dated October 18, 2024
to
Statutory Prospectus dated April 29, 2024,
and Statement of Additional Information dated April 29, 2024

This supplement amends certain information in the Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 29, 2024, of The Gabelli Utilities Fund (the “Fund”). Unless otherwise indicated, all other information included in the Fund’s Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus or SAI, as applicable.

Liquidity Program

The Fund may participate in a liquidity management program offered by ReFlow Fund, LLC. To reflect this change, please note the following changes to the Prospectus and SAI:

The following two paragraphs are added under the section titled “Investment Objectives, Investment Strategies, and Related Risks” in the Prospectus:

Reflow Liquidity Program. The Fund may participate from time to time in a program offered by ReFlow Fund, LLC (“ReFlow”). Pursuant to the program and subject to certain conditions, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by purchasing fund shares at net asset value in an amount up to the value of the net shares redeemed. Following purchases of fund shares, ReFlow then redeems those shares when a fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a fund’s or ReFlow’s discretion. While ReFlow holds a fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in the Fund by ReFlow are exempt from the Fund’s 2.00% short term trading fee policy as described in this Prospectus.

In the event the Fund uses the ReFlow program, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s investment objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. When Reflow redeems all or part of a position in the Fund, the Fund may pay all or a portion of such redemption in kind. The Fund expects that in kind redemptions will comprise a significant portion of redemptions paid to Reflow.

The following sentence is added under the section titled “Redemption of Shares” in the Prospectus:

The purchase and redemption of shares under the Reflow Liquidity Program are exempt from the 2.00% short term trading fee policy as these transactions do not raise market timing or excessive trading concerns.

The following is added under the section titled “Redemption of Shares—Redemption In Kind” in the Prospectus:

Redemptions in kind by Reflow are subject to the procedures described in the section titled “Investment Objectives, Investment Strategies, and Related Risks—Reflow Liquidity Program.”

Additionally, the following paragraph is added to the SAI under the section titled “Investment Strategies and Risks”:

ReFlow Liquidity Program. The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund at net asset value up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a fund’s or ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchases by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. While ReFlow holds the Fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in the Fund by ReFlow are exempt from the 2.00% short term trading fee policy as described in the Prospectus as these transactions do not raise market timing or excessive trading concerns. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. The Fund’s participation in the ReFlow program will be reviewed periodically by the Board.

Sales Charge Reductions and Waiver Available through Certain Intermediaries

Effective immediately, the following is inserted into Appendix A to the Prospectus:

Robert W. Baird & Co. (“Baird”)

Shareholders purchasing shares of a Fund through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund
  Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
  Shares purchased using the proceeds of redemptions from a Gabelli Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
  A shareholder in a Fund’s Investor C shares will have their share converted at net asset value to Investor A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares Available at Baird

  Shares sold due to death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
  Shares bought due to returns of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
  Shares sold to pay Baird fees but only if the transaction is initiated by Baird
  Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

  Breakpoints as described in the Prospectus
  Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Gabelli Fund assets held by accounts within the purchaser’s household at Baird. Eligible Gabelli Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Gabelli Fund shares through Baird, over a 13-month period of time

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE